Exhibit 10.17

CONFIDENTIAL TREATMENT REQUESTED.  CONFIDENTIAL PORTIONS OF THIS DOCUMENT HAVE BEEN REDACTED AND HAVE BEEN SEPARATELY FILED WITH THE COMMISSION.

October 18, 2011.

Ms. Kathy Hibbs

Senior Vice President & General Counsel

Genomic Health, Inc.

301 Penobscot Drive

Redwood City, CA 94063

Re:	Agreement effective February 5, 2005 between Roche Molecular Systems, Inc. (“RMS”)
and Genomic Health, Inc. (“GH”) for use of the Polymerase Chain Reaction (PCR)
technology in human in vitro diagnostic services (“the Agreement”)

Dear Ms. Hibbs:

Pursuant to the terms of the Agreement and our recent communications regarding Combination Services, enclosed is a revised Attachment II effective July 1, 2011, which reflects the change in the royalty bearing fraction of GH’s Oncotype assays from ***% to ***% and which supersedes the previous Attachment II.

Please acknowledge GH’s acceptance of the new Attachment II by having an authorized representative of GH execute both copies of this letter, each of which, once executed, shall constitute an original.  Please forward one of the executed duplicate originals to the attention of Donna Donohue, Licensing Manager, at the below address, retain the other, and replace the dated Attachment II in your Agreement with this version.

Sincerely,		Agreed and Accepted
ROCHE MOLECULAR SYSTEMS, INC.		GENOMIC HEALTH, INC.

/s/ Sushma Selvarajan		By:	/s/ Kimberly J. Popovits
Sushma Selvarajan			(authorized signature)
Head of Business Development
		Name:	Kimberly J. Popovits

		Title:	President & CEO
dd
Enclosure		Date:	10.21.11

Apprv’d As To Form
LAW DEPT.
By:	/s/ [ILLEGIBLE]

Roche Molecular Systems, Inc.		4300 Hacienda Drive
PO Box 9002
Pleasanton, CA 94566-0900
USA

*** CONFIDENTIAL MATERIAL REDACTED AND SEPARATELY FILED WITH THE COMMISSION.

ATTACHMENT II

COMBINATION SERVICES

Percent of Net Service
Revenues for Combination
Services which is Attributable
Licensed Service(s)	to Licensed Service(s)

Oncotype DX	***	%

This revision is effective as of July 1, 2011

*** CONFIDENTIAL MATERIAL REDACTED AND SEPARATELY FILED WITH THE COMMISSION.